              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]


Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

        Dean Witter American Value Fund
        Dean Witter Balanced Growth Fund
        Dean Witter Capital Appreciation Fund
        Dean Witter Capital Growth Securities
        Dean Witter Developing Growth Securities Trust
        Dean Witter Global Dividend Growth Securities
        Dean Witter Global Utilities Fund
        Dean Witter Health Sciences Trust
        Dean Witter Income Builder Fund
        Dean Witter Information Fund
        Dean Witter Mid-Cap Growth Fund
        Dean Witter Precious Metals and Minerals Trust
        Dean Witter Strategist Fund
        Dean Witter Utilities Fund
        Dean Witter Value-Added Market Series/ Equity Portfolio
  -------------------------------------------------------------------
                (Name of Registrant(s) Specified in its Charter)

        Barry Fink
  -------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (check the appropriate box):

[ X  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

 1)  Title of each class of securities to which transaction applies:

  -------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

  -------------------------------------------------------------------


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  -------------------------------------------------------------------
     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

  -------------------------------------------------------------------

5)   Fee previously paid:

  -------------------------------------------------------------------

[    ]  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

  -------------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:

  -------------------------------------------------------------------

3)   Filing Party:

  -------------------------------------------------------------------

4)   Date Filed:

  -------------------------------------------------------------------

                        DEAN WITTER AMERICAN VALUE FUND
                        DEAN WITTER BALANCED GROWTH FUND
                     DEAN WITTER CAPITAL APPRECIATION FUND
                     DEAN WITTER CAPITAL GROWTH SECURITIES
                 DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
                       DEAN WITTER GLOBAL UTILITIES FUND
                       DEAN WITTER HEALTH SCIENCES TRUST
                        DEAN WITTER INCOME BUILDER FUND
                          DEAN WITTER INFORMATION FUND
                        DEAN WITTER MID-CAP GROWTH FUND
                 DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
                          DEAN WITTER STRATEGIST FUND
                           DEAN WITTER UTILITIES FUND
             DEAN WITTER VALUE-ADDED MARKET SERIES/EQUITY PORTFOLIO



                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1997



    Notice is hereby given that Special Meetings of Shareholders of each Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly (the "Meeting") in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on May 21, 1997, at 10:00 a.m., New York City time, for the following purposes:


    1. For each Fund, to approve or disapprove a new Investment Management Agreement between the Fund and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;


    2. For each Fund, to elect nine (9) Trustees to serve until their successors shall have been elected and qualified;


    3. For each Fund, to approve or disapprove a new investment policy with respect to investments in certain other investment companies;

    4. For each Fund, to ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for its current fiscal year; and

    5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record of each Fund as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against that Proposal.

                                                  BARRY FINK
                                                    SECRETARY

March 19, 1997
New York, New York


                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

    - FOR approval of each new Investment Management Agreement.

    - FOR the election of all of the Trustees nominated for election.

    - FOR approval of a new investment policy for each Fund relating to investments in certain other investment companies.

    - FOR the ratification of the selection of independent public accountants for the current fiscal year of each Fund.

                               YOUR VOTE IS IMPORTANT

                        DEAN WITTER AMERICAN VALUE FUND
                        DEAN WITTER BALANCED GROWTH FUND
                     DEAN WITTER CAPITAL APPRECIATION FUND
                     DEAN WITTER CAPITAL GROWTH SECURITIES
                 DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
                       DEAN WITTER GLOBAL UTILITIES FUND
                       DEAN WITTER HEALTH SCIENCES TRUST
                        DEAN WITTER INCOME BUILDER FUND
                          DEAN WITTER INFORMATION FUND
                        DEAN WITTER MID-CAP GROWTH FUND
                 DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
                          DEAN WITTER STRATEGIST FUND
                           DEAN WITTER UTILITIES FUND
             DEAN WITTER VALUE-ADDED MARKET SERIES/EQUITY PORTFOLIO


                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                             JOINT PROXY STATEMENT
                             ---------------------


                        SPECIAL MEETINGS OF SHAREHOLDERS
                                  MAY 21, 1997



    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of each Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") for use at the Special Meetings of Shareholders of each Fund to be held jointly on May 21, 1997 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March 19, 1997.


    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 1, 3 and 4 set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

    The holders of shares ("Shareholders") of record of each Fund as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Fund as of the Record Date. On the Record Date, Mellon Bank, N.A., Mutual Funds, P.O. Box 3198, Pittsburgh, Pennsylvania, as trustee of the Dean Witter START Plan and the SPS Transaction Services, Inc. START Plan, employee benefit plans established by Dean Witter Reynolds Inc. and SPS Transaction Services, Inc. (an affiliate of Dean Witter Reynolds Inc.) for their employees as qualified under Section 401(k) of the Internal Revenue Code, owned 1,986,604 shares, or approximately 6.0% of the outstanding shares, of Dean Witter Capital Growth Securities. No person was known to own as much as 5% of the outstanding shares of any of the other Funds on that date. The percentage ownership of shares of the Funds changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.



                                                                                                       NUMBER OF SHARES
                                                                                                       OUTSTANDING AS OF
                                                                                                        MARCH 12, 1997
NAME OF FUND                                                                                             (RECORD DATE)
-----------------------------------------------------------------------------------------------------  -----------------
Dean Witter American Value Fund......................................................................      115,844,892
Dean Witter Balanced Growth Fund.....................................................................        9,454,780
Dean Witter Capital Appreciation Fund................................................................       25,879,540
Dean Witter Capital Growth Securities................................................................       33,097,540
Dean Witter Developing Growth Securities Trust.......................................................       33,499,851
Dean Witter Global Dividend Growth Securities........................................................      226,748,405
Dean Witter Global Utilities Fund....................................................................       27,754,734
Dean Witter Health Sciences Trust....................................................................       30,894,506
Dean Witter Income Builder Fund......................................................................       21,750,312
Dean Witter Information Fund.........................................................................       24,602,391
Dean Witter Mid-Cap Growth Fund......................................................................       28,283,815
Dean Witter Precious Metals and Minerals Trust.......................................................        5,642,556
Dean Witter Strategist Fund..........................................................................       85,273,278
Dean Witter Utilities Fund...........................................................................      163,271,306
Dean Witter Value-Added Market Series/Equity Portfolio...............................................       40,324,738



    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $1,384,500, will be allocated as follows: 90% of the cost will be borne by Dean Witter, Discover & Co. and 10% of the cost will be borne by the Funds. Therefore, the total cost of soliciting proxies borne by each Fund is estimated to be approximately as follows: Dean Witter American Value Fund -- $29,900; Dean Witter Balanced Growth Fund -- $1,100; Dean Witter Capital Appreciation Fund -- $4,600; Dean Witter Capital Growth Securities -- $5,800; Dean Witter Developing Growth Securities Trust -- $9,150; Dean Witter Global Dividend Growth Securities -- $28,200; Dean Witter Global Utilities Fund -- $4,200; Dean Witter Health Sciences Trust -- $6,250; Dean Witter Income Builder Fund -- $2,000; Dean Witter Information Fund -- $4,550; Dean Witter Mid-Cap Growth Fund -- $4,450; Dean Witter Precious Metals and Minerals Trust -- $1,100; Dean Witter Strategist Fund -- $10,250; Dean Witter Utilities Fund -- $18,900; and Dean Witter Value-Added Market Series, Equity Portfolio -- $8,000. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Funds and officers and regular employees of certain affiliates of the Funds, including Dean Witter InterCapital Inc., Dean Witter Trust Company, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation. In addition,

Dean Witter InterCapital Inc. may employ First Data Corp. as proxy solicitor, the cost of which is estimated to be approximately $765,000 and will be borne by Dean Witter, Discover & Co.



    First Data Corp. or Dean Witter Trust Company may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of each Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by First Data Corp., additional expenses are expected to be approximately $6.00 per telephone vote transacted, which would be borne by Dean Witter, Discover & Co.


                 (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                              MANAGEMENT AGREEMENT

BACKGROUND

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital") currently serves as investment manager of each Fund pursuant to an investment management agreement entered into by each Fund and InterCapital (each, a "Current Agreement" and collectively, the "Current Agreements"), and in that capacity provides investment advisory and certain other services to the Funds. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"). The approval of a new investment management agreement between each Fund and InterCapital (each, a "New Agreement" and collectively, the "New Agreements") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY


    Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities on a broad range of asset categories, rates and indices; and global custody, securities clearance services and securities lending.


THE MERGER

    Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


    Under the terms of the Merger, each share of Morgan Stanley common stock will be converted into the right to receive 1.65 shares of DWDC common stock and each issued and outstanding share of DWDC common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co.

common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.



    The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip J. Purcell, who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be John Mack, who is the current President of Morgan Stanley.



    The Merger is expected to be completed in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.


APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

    In order to assure continuity of investment management services to each Fund after the Merger, the Board of each Fund met in person for the purpose of considering whether it would be in the best interests of each Fund and its Shareholders to enter into a New Agreement between each Fund and the Investment Manager which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meetings, and for the reasons discussed below (see "The Boards' Consideration"), the Board of each Fund, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Investment Manager (the "Independent Trustees"), unanimously approved the New Agreements and recommended their respective approval by Shareholders.

    THE TERMS OF EACH NEW AGREEMENT, INCLUDING FEES PAYABLE BY A FUND THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CORRESPONDING CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreements are fully described under "The Current Investment Management Agreements" below. If approved by Shareholders, each New Agreement will continue in effect for an initial term expiring April 30, 1999. Each New Agreement will be continued in effect from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of a Fund do not approve a New Agreement, the Current Agreement will remain in effect and the Board will take such action, if any, as it deems to be in the best interests of the concerned Fund and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Manager will continue to provide services to the Funds in accordance with the terms of the Current Agreements for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees.

REQUIRED VOTE

    Each New Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the respective Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the respective Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the respective Fund, whichever is less.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

THE BOARDS' CONSIDERATION

    At a special meeting of the Committee of the Independent Trustees of the Funds held on February 20, 1997, at which each of the Independent Trustees of the Funds was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated each of the New Agreements (the form of which is attached hereto as Appendix A). Prior to and during the meetings, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether each of the New Agreements is in the best interests of the respective Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreements, the Trustees assessed the implications of the Merger for the Investment Manager and its ability to continue to provide services to the Funds of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Manager's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of DWDC and the Investment Manager that the Merger would not adversely affect the Investment Manager's ability to fulfill its obligations under its respective agreements with the Funds or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Manager and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Funds will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Manager represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

    The Trustees also considered that each New Agreement is identical, in all material respects, to the corresponding Current Agreement (other than the dates of effectiveness and termination).

    Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of each Fund, including all of the Independent Trustees, determined that each of the New Agreements is in the best interests of each respective Fund and its Shareholders. ACCORDINGLY, THE BOARD OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED EACH NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF EACH FUND.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS


    Each of the Current Agreements provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the respective Current Agreement, and that it shall continuously supervise the management of the assets of each Fund in a manner consistent with the investment objectives and policies of that Fund and subject to such other limitations and directions as the Board may, from time to time, prescribe.



    The Investment Manager pays the compensation of the officers of the Funds and provides the Funds with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Funds' shares and the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Current

Agreements, each Fund pays the Investment Manager compensation which is accrued daily and payable monthly and which is set forth in the table below.


                                                                                         MANAGEMENT FEE PAID      NET ASSETS AS OF
                                                                       LAST FISCAL       DURING FUND'S LAST        END OF FISCAL
FUND                                   MANAGEMENT FEE RATE           YEAR/PERIOD END     FISCAL YEAR/PERIOD         YEAR/PERIOD
-----------------------------  ------------------------------------  ---------------   -----------------------   ------------------
Dean Witter American Value     0.625% of daily net assets up to         12/31/96             $14,111,045           $3,098,850,483
Fund                           $250 million; 0.50% of the next
                               $2.25 billion; and 0.475% of daily
                               net assets over $2.5 billion
Dean Witter Balanced Growth    0.60% of daily net assets                01/31/97                 480,228(1)           119,415,987
Fund
Dean Witter Capital            0.75% of daily net assets                11/30/96               1,607,148              310,808,981
Appreciation Fund
Dean Witter Capital Growth     0.65% of daily net assets up to $500     10/31/96               3,339,125              506,571,191
Securities                     million; 0.55% of the next $500
                               million; 0.50% of the next $500
                               million; and 0.475% of daily net
                               assets over $1.5 billion
Dean Witter Developing Growth  0.50% of daily net assets up to $500     09/30/96               3,194,151              799,200,504
Securities Trust               million and 0.475% of daily net
                               assets over $500 million
Dean Witter Global Dividend    0.75% of daily net assets up to $1       03/31/96              15,506,578            2,434,000,814
Growth Securities              billion; 0.725% of the next $500
                               million; 0.70% of the next $1
                               billion; and 0.675% of daily net
                               assets over $2.5 billion
Dean Witter Global Utilities   0.65% of daily net assets                02/28/97               2,295,007              352,239,502
Fund
Dean Witter Health Sciences    1.0% of daily net assets up to $500      07/31/96               3,862,384              442,875,578
Trust                          million and 0.95% of daily net
                               assets over $500 million
Dean Witter Income Builder     0.75% of daily net assets                09/30/96                 242,252(2)           148,141,914
Fund
Dean Witter Information Fund   0.75% of daily net assets                03/31/96                 405,308(3)           207,320,983
Dean Witter Mid-Cap Growth     0.75% of daily net assets                05/31/96               1,468,816              309,271,711
Fund


------------------------
(1) For the period February 9, 1996 through January 31, 1997. The Investment Manager had waived the management fee payable under the Current Agreement prior to February 9, 1996.
(2) For the period June 26, 1996 (commencement of operations) through September 30, 1996.

(3) For the period November 28, 1995 (commencement of operations) through March 31, 1996.

                                                                                         MANAGEMENT FEE PAID      NET ASSETS AS OF
                                                                       LAST FISCAL       DURING FUND'S LAST        END OF FISCAL
FUND                                   MANAGEMENT FEE RATE           YEAR/PERIOD END     FISCAL YEAR/PERIOD         YEAR/PERIOD
-----------------------------  ------------------------------------  ---------------   -----------------------   ------------------
Dean Witter Precious Metals    0.80% of daily net assets                10/31/96             $   523,635           $   60,841,242
and Minerals Trust
Dean Witter Strategist Fund    0.60% of daily net assets up to $500     07/31/96               6,414,184            1,259,304,773
                               million; 0.55% of the next $500
                               million; 0.50% of the next $500
                               million; and 0.475% of daily net
                               assets over $1.5 billion
Dean Witter Utilities Fund     0.65% of daily net assets up to $500     12/31/96              15,787,095            2,676,944,981
                               million; 0.55% of the next $500
                               million; 0.525% of the next $500
                               million; 0.50% of the next $1
                               billion; 0.475% of the next $1
                               billion; 0.45% of the next $1.5
                               billion; and 0.425% of daily net
                               assets over $5 billion
Dean Witter Value-Added        0.50% of daily net assets up to $500     06/30/96               3,897,002              961,594,396
Market Series/Equity           million; 0.45% of the next $500
Portfolio                      million; and 0.425% of daily net
                               assets over $1 billion


    Under the Current Agreements, each Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager or Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), the Funds' Distributor, including, without limitation: fees pursuant to any plan of distribution that each Fund may adopt; charges and expenses of any registrar, custodian or depository appointed by each Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by each Fund; brokers' commissions chargeable to each Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by each Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of each Fund; all costs and expenses in connection with registration and maintenance of registration of each Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of each Fund to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of each Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Funds, and independent accountants in connection with any matter relating to each Fund (not including compensation or expenses of attorneys employed by the Investment Manager); association dues; interest payable on each Fund's borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of each Fund which inure to the Fund's benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Fund's operations unless otherwise explicitly provided in the respective Current Agreements.

    The administrative services called for under the Current Agreements are performed by Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital.

    The table below sets forth the dates each Current Agreement was first approved by the Board and last approved by the appropriate Shareholders:

                                                                       DATE CURRENT AGREEMENT
                                                                      WAS FIRST APPROVED BY THE
                                                                         BOARD (INCLUDING A           DATE OF LAST
                                                                       MAJORITY OF INDEPENDENT    SHAREHOLDER APPROVAL
NAME OF FUND                                                                  TRUSTEES)           OF CURRENT AGREEMENT
--------------------------------------------------------------------  -------------------------  ----------------------
Dean Witter American Value Fund.....................................  October 30, 1992           January 12, 1993
Dean Witter Balanced Growth Fund....................................  January 25, 1995           February 16, 1995
Dean Witter Capital Appreciation Fund...............................  August 24, 1995            August 24, 1995
Dean Witter Capital Growth Securities...............................  October 30, 1992           January 12, 1993
Dean Witter Developing Growth Securities Trust......................  October 30, 1992           January 12, 1993
Dean Witter Global Dividend Growth Securities.......................  April 28, 1993             April 28, 1993
Dean Witter Global Utilities Fund...................................  December 2, 1993           February 24, 1994
Dean Witter Health Sciences Trust...................................  October 30, 1992           October 30, 1992
Dean Witter Income Builder Fund.....................................  April 17, 1996             April 17, 1996
Dean Witter Information Fund........................................  August 24, 1995            September 15, 1995
Dean Witter Mid-Cap Growth Fund.....................................  July 14, 1994              July 15, 1994
Dean Witter Precious Metals and Minerals Trust......................  October 30, 1992           January 12, 1993
Dean Witter Strategist Fund.........................................  October 30, 1992           January 12, 1993
Dean Witter Utilities Fund..........................................  October 30, 1992           January 12, 1993
Dean Witter Value-Added Market Series/Equity Portfolio..............  October 30, 1992           January 12, 1993

    After its respective initial term, each Current Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of each Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Each Current Agreement whose initial term expired prior to the date of this Proxy Statement has been continued in effect from year to year by action of the Board, including the Independent Trustees. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board held on April 17, 1996.

    Each Current Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. is each Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

    Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and Dean Witter Reynolds Inc. ("DWR") and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and Dean Witter Trust Company ("DWTC") ; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

    The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.


    InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Funds and sets forth the fees payable to InterCapital by such companies, including the Funds, and their net assets as of
March 12, 1997. DWSC also has its offices at Two World Trade Center, New York, New York 10048.


    Dean Witter Distributors Inc. acts as the Funds' Distributor. Like InterCapital, the Distributor is a wholly-owned subsidiary of DWDC. Pursuant to each Fund's Rule 12b-1 plan, each Fund pays the Distributor 12b-1 fees for distribution related services. DWTC, an affiliate of InterCapital, serves as transfer agent of the Funds. The table below sets forth for each Fund the distribution fees paid to the Distributor and the transfer agency fees paid to DWTC during the Fund's last fiscal year or fiscal period, as applicable:


                                                                        DISTRIBUTION FEES PAID     TRANSFER AGENT FEES
                                                                          TO THE DISTRIBUTOR              PAID
                                                                                DURING               TO DWTC DURING
FUND                                                                    LAST FISCAL YEAR/PERIOD  LAST FISCAL YEAR/PERIOD
----------------------------------------------------------------------  -----------------------  -----------------------
Dean Witter American Value Fund.......................................      $    24,339,469           $   3,046,573
Dean Witter Balanced Growth Fund......................................              812,219                  63,006
Dean Witter Capital Appreciation Fund.................................            2,065,176                 346,076
Dean Witter Capital Growth Securities.................................            5,164,737                 793,958
Dean Witter Developing Growth Securities Trust........................            6,461,408                 893,014
Dean Witter Global Dividend Growth Securities.........................           18,919,175               2,633,577
Dean Witter Global Utilities Fund.....................................            3,227,912                 484,155
Dean Witter Health Sciences Trust.....................................            3,864,860                 500,280
Dean Witter Income Builder Fund.......................................              323,002                  55,551
Dean Witter Information Fund..........................................              530,783                  95,993
Dean Witter Mid-Cap Growth Fund.......................................            1,958,421                 245,751
Dean Witter Precious Metals and Minerals Trust........................              654,543                  95,140
Dean Witter Strategist Fund...........................................            9,851,971               1,123,176
Dean Witter Utilities Fund............................................           29,551,784               2,711,507
Dean Witter Value-Added Market Series/Equity Portfolio................            7,035,667                 792,662

    Once the Merger is consummated and the New Agreements are approved, the Distributor and DWTC fully intend to continue to provide, respectively, the same services to the Funds as are currently being provided.


    The following table sets forth information as to the allocation of brokerage commissions by the Funds, during their respective last fiscal year or fiscal period, as applicable, paid to DWR, which is an affiliated broker of the Funds because DWR and InterCapital are under the common control of DWDC:


                                                                       BROKERAGE COMMISSIONS     PERCENTAGE OF AGGREGATE
                                                                        PAID TO DWR FOR LAST      BROKERAGE COMMISSIONS
NAME OF FUND                                                             FISCAL YEAR/PERIOD    FOR LAST FISCAL YEAR/PERIOD
---------------------------------------------------------------------  ----------------------  ---------------------------
Dean Witter American Value Fund......................................       $    902,407                     8.00%
Dean Witter Balanced Growth Fund.....................................             44,062                    69.50
Dean Witter Capital Appreciation Fund................................             21,460                     4.12
Dean Witter Capital Growth Securities................................            167,217                    17.58
Dean Witter Developing Growth Securities Trust.......................            133,555                     9.81
Dean Witter Global Dividend Growth Securities........................            193,780                     4.49
Dean Witter Global Utilities Fund....................................              6,236                     2.57
Dean Witter Health Sciences Trust....................................              9,000                     3.33
Dean Witter Income Builder Fund......................................             24,548                    24.47
Dean Witter Information Fund.........................................             49,550                    23.31
Dean Witter Mid-Cap Growth Fund......................................            114,915                    11.91
Dean Witter Precious Metals and Minerals Trust.......................             30,640                    13.49
Dean Witter Strategist Fund..........................................            105,265                     7.42
Dean Witter Utilities Fund...........................................            162,125                    31.04
Dean Witter Value-Added Market Series/Equity Portfolio...............            --                        --

                     (2) ELECTION OF TRUSTEES FOR EACH FUND


    The number of Trustees of each Fund has been fixed by the Board at nine. There are presently eight Trustees, all of whom are standing for re-election at the Meeting for indefinite terms. In addition, the Board of each Fund has nominated Wayne E. Hedien for election as Trustee at the Meeting for the first time.



    Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are Independent Trustees. Mr. Hedien, who has been nominated for election at the Meeting, if elected, also will be an Independent Trustee. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as such term is defined in the 1940 Act) of the Funds and InterCapital and, thus, are not Independent Trustees. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Board of each of Dean Witter Balanced Growth Fund, Dean Witter Capital Appreciation Fund, Dean Witter Income Builder Fund, Dean Witter Information Fund and Dean Witter Mid-Cap Growth Fund were elected by InterCapital as the then sole shareholder prior to the public offering of the Funds. Other than Messrs. Bozic, Purcell and Schroeder, who were elected as Trustees by the other Trustees of the Funds, all of the members of the Boards of the other Funds currently serving were previously elected either at a meeting of Shareholders or by InterCapital as the then sole shareholder prior to the public offering of the Funds.



    The following information regarding each of the nominees for election as Trustee includes principal occupations and employment for at least the last five years, age, shares of each Fund owned, if any, as of March 12, 1997 (shown in parentheses), positions with the Funds, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Funds, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

    The nominees for Trustee to be elected at the Meeting are:


    MICHAEL BOZIC, Trustee since April 1994*; age 56 (Dean Witter Global Dividend Growth Securities -- 5,816 shares); Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.



    CHARLES A. FIUMEFREDDO, Trustee since July 1991*; age 63 (Dean Witter American Value Fund -- 6,174 shares; Dean Witter Capital Appreciation Fund -- 902 shares; Dean Witter Capital Growth Securities -- 3,987 shares; Dean Witter Developing Growth Securities Trust -- 3,108 shares; Dean Witter Global Dividend Growth Securities -- 1,266 shares; Dean Witter Global Utilities Fund -- 1,049 shares; Dean Witter Health Sciences Trust -- 1,699 shares; Dean Witter Information Fund -- 931 shares; Dean Witter Mid-Cap Growth Fund -- 1,189 shares; Dean Witter Strategist Fund -- 928 shares; Dean Witter Utilities Fund -- 8,734 shares; Dean Witter Value-Added Market Series/Equity Portfolio -- 11,241 shares); Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).



    EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 64 (Dean Witter American Value Fund -- 1,035 shares; Dean Witter Capital Appreciation Fund -- 2,081 shares; Dean Witter Developing Growth Securities Trust -- 596 shares; Dean Witter Global Dividend Growth Securities -- 542 shares); Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp. (health insurance); member of the board of various civic and charitable organizations.


    JOHN R. HAIRE, Trustee since January 1981*; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).


    WAYNE E. HEDIEN, age 63; Retired: Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994)

------------------------

*This date is the date the Trustee began serving the Dean Witter Funds complex.

and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.



    DR. MANUEL H. JOHNSON, Trustee since July 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).



    MICHAEL E. NUGENT, Trustee since July 1991*; age 60 (Dean Witter American Value Fund -- 4,465 shares; Dean Witter Capital Appreciation Fund -- 4,000 shares; Dean Witter Global Dividend Growth Securities -- 2,993 shares; Dean Witter Global Utilities Fund -- 2,624 shares; Dean Witter Mid-Cap Growth Fund -- 7,499 shares; Dean Witter Strategist Fund -- 4,594 shares; Dean Witter Value-Added Market Series/Equity Portfolio -- 2,876 shares); General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.



    PHILIP J. PURCELL, Trustee since April 1994*; age 53 (Dean Witter Developing Growth Securities Trust -- 316 shares; Dean Witter Strategist Fund -- 631 shares; Dean Witter Value-Added Market Series/Equity Portfolio -- 1,906 shares); Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.


    JOHN L. SCHROEDER, Trustee since April 1994*; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (1991-1995).


    The other executive officers of each Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; and Thomas F. Caloia, Treasurer; and, with respect to the individual Funds, the other executive officers are as follows: Dean Witter American Value Fund -- Anita H. Kolleeny, Vice President; Dean Witter Balanced Growth Fund -- Rajesh K. Gupta, Vice President; and Paul D. Vance, Vice President; Dean Witter Capital Appreciation Fund and Dean Witter Health Sciences Trust -- Ronald J. Worobel, Vice President; Dean Witter Capital Growth Securities -- Peter Hermann, Vice President; Dean Witter Developing Growth Securities Trust -- Jayne Stevlingson, Vice President; Dean Witter Global Dividend Growth Securities -- Paul D. Vance, Vice President; Dean Witter Global Utilities Fund and Dean Witter Utilities Fund -- Edward F. Gaylor, Vice President; Dean Witter Income Builder Fund -- Paul D. Vance, Vice President; and Michael G. Knox, Vice President; Dean Witter Information Fund -- Edward F. Gaylor, Vice President; Peter Hermann, Vice President; and Jayne Stevlingson, Vice President; Dean Witter Mid-Cap Growth Fund -- Kirk Balzer, Vice President; Dean Witter Precious Metals and Minerals Trust -- Robert Rossetti, Vice President; Dean Witter Strategist Fund -- Mark Bavoso, Vice President; and Dean Witter Value-Added Market Series -- Kenton J. Hinchliffe, Vice President. In addition, the following individuals serve as Vice Presidents of the various Funds: Dean Witter American Value Fund, Dean Witter Capital Growth Securities and Dean Witter Health Sciences Trust -- Kenton J. Hinchliffe, Ira N. Ross and

------------------------

*This date is the date the Trustee began serving the Dean Witter Funds complex.

Paul D. Vance; Dean Witter Balanced Growth Fund -- Peter M. Avelar, Kenton J. Hinchliffe, Jonathan R. Page and Mark Bavoso; Dean Witter Capital Appreciation Fund -- Jayne Stevlingson, Michael Knox and Kenton J. Hinchliffe; Dean Witter Developing Growth Securities Trust -- Ronald J. Worobel, Ira N. Ross and Paul D. Vance; Dean Witter Global Dividend Growth Securities -- Ronald J. Worobel, Kenton J. Hinchliffe and Ira N. Ross; Dean Witter Global Utilities Fund and Dean Witter Utilities Fund -- Kenton J. Hinchliffe, Ira N. Ross, Paul D. Vance, Paula La Costa and Kevin Hurley; Dean Witter Mid-Cap Growth Fund -- Anita Kolleeny, Peter Hermann, Kenton J. Hinchliffe, Ira N. Ross and Paul D. Vance; Dean Witter Precious Metals and Minerals Trust -- Mark Bavoso, Ira N. Ross, Paul D. Vance, Konrad Krill and Kenton J. Hinchliffe; and Dean Witter Value-Added Market Series -- Alice Weiss. In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.


    Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July 1992-March 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August 1995) and Director of DWTC (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April 1996). He was previously Senior Vice President of InterCapital (June 1995-April 1996) and prior thereto was a Managing Director of Dillon Reed. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Ms. Kolleeny is 41 years old and is currently Senior Vice President of InterCapital. Mr. Gupta is 36 years old and is currently Senior Vice President of InterCapital. Mr. Vance is 61 years old and is currently Senior Vice President of InterCapital. Mr. Worobel is 54 years old and is currently Senior Vice President of InterCapital. He was previously Vice President of InterCapital (June 1992-June 1993) and prior thereto was Managing Director at MacKay-Shields Financial Corp. (February 1989-June 1992). Mr. Hermann is 36 years old and is currently Vice President of InterCapital (since March 1994). He was previously a portfolio manager with The Bank of New York (August 1987-February 1994). Ms. Stevlingson is 37 years old and is currently Vice President of InterCapital (since October 1992). She was previously Assistant Vice President of Bankers Trust New York Corp. Mr. Gaylor is 55 years old and is currently Senior Vice President of InterCapital. Mr. Knox is 30 years old and is currently Vice President of InterCapital (since August 1993). Prior thereto he was with Eagle Asset Management, Inc. Mr. Balzer is 33 years old and is currently Vice President of InterCapital (since April 1996). He was previously a portfolio manager with Chancellor Capital Management (July 1994-March 1996) and GT Capital Management (June 1992-July 1994) and prior thereto was a graduate student at the University of Chicago. Mr. Rossetti is 49 years old and is currently Vice President of InterCapital (since May 1995). He was formerly Vice President at Merrill Lynch & Co. Inc. (November 1994-April 1995) and prior thereto was Vice President at Prudential Securities for six years. Mr. Bavoso is 36 years old and is currently Senior Vice President of InterCapital (since June 1993). He was previously Vice President of InterCapital. Mr. Hinchliffe is 52 years old and is currently Senior Vice President of InterCapital. Mr. Ross is 57 years old and is currently Senior Vice President of InterCapital. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Ms. La Costa is 45 years old and is currently Vice President of InterCapital (since April 1992). She was previously Assistant Vice President of InterCapital. Mr. Hurley is 52 years old and is currently

Senior Vice President of InterCapital (since February 1995). He was previously a private investor (January 1994-February 1995) and prior thereto was Managing Director of Ark Asset Management Co., Inc. for five years. Mr. Krill is 37 years old and is currently Vice President of InterCapital. Ms. Weiss is 48 years old and is currently Vice President of InterCapital. Other than Messrs. Scanlan, Giambrone, McAlinden, Worobel, Hermann, Knox, Balzer, Rossetti and Hurley and Ms. Stevlingson, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately $84.2 billion and more than six million shareholders.



    Six Trustees and the new nominee (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after the consummation of the Merger, at least 75% of the members of the Board of Trustees of each Fund will not be "interested persons" (as defined in the 1940 Act) of the Investment Manager. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the indepen-dent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of each Fund during its most recent fiscal year or fiscal period, as applicable. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

   NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR/PERIOD

                                                                                    COMMITTEE
                                                                                     OF THE
                                                                        BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES
                                                               FISCAL   TRUSTEES    TRUSTEES     COMMITTEE    COMMITTEE
NAME OF FUND                                                  YEAR-END  MEETINGS    MEETINGS     MEETINGS     MEETINGS
------------------------------------------------------------  --------  --------   -----------   ---------   -----------
Dean Witter American Value Fund.............................  12/31/96      7          10            3            3
Dean Witter Balanced Growth Fund............................  01/31/97      7          10            2            3
Dean Witter Capital Appreciation Fund.......................  11/30/96      6          10            2            3
Dean Witter Capital Growth Securities.......................  10/31/96      6          10            3            3
Dean Witter Developing Growth Securities Trust..............  09/30/96      6          10            3            3
Dean Witter Global Dividend Growth Securities...............  03/31/96      6           9            3            5
Dean Witter Global Utilities Fund...........................  02/28/97      7          11            2            3
Dean Witter Health Sciences Trust...........................  07/31/96      6          10            3            4
Dean Witter Income Builder Fund.............................  09/30/96      2           4            1            3
Dean Witter Information Fund................................  03/31/96      4           4            2            2
Dean Witter Mid-Cap Growth Fund.............................  05/31/96      6          10            3            5
Dean Witter Precious Metals and Minerals Trust..............  10/31/96      6          10            3            3
Dean Witter Strategist Fund.................................  07/31/96      6          10            3            4
Dean Witter Utilities Fund..................................  12/31/96      7          10            3            3
Dean Witter Value-Added Market Series/Equity Portfolio......  06/30/96      6          10            3            4

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN
  WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

    The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

    As of the Record Date, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of each Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

    Each Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (each Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). Each Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Funds.

    As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including eight of the Funds represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds. As of the date of this Proxy Statement, the following Funds represented in this Proxy Statement have adopted the retirement program: Dean Witter American Value Fund, Dean Witter Capital Growth Securities, Dean Witter Developing Growth Securities Trust, Dean Witter Global Dividend Growth Securities, Dean Witter Health Sciences Trust, Dean Witter Strategist Fund, Dean Witter Utilities Fund and Dean Witter Value-Added Market Series.


    The following tables illustrate the compensation paid to each Fund's Independent Trustees for the Fund's last fiscal year by each Fund which has paid compensation to the Independent Trustees for at least one fiscal year and, for the Funds which have adopted the retirement program, the retirement benefits accrued to each Fund's Independent Trustees by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, as of the end of the Fund's last fiscal year.

DEAN WITTER AMERICAN VALUE FUND



                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,800      $     381               10             50.0%       $     950
Edwin J. Garn....................        1,850            639               10             50.0              950
John R. Haire....................        3,950          3,595               10             50.0            2,343
Dr. Manuel H. Johnson............        1,800            256               10             50.0              950
Michael E. Nugent................        1,800            481               10             50.0              950
John L. Schroeder................        1,800            736                8             41.7              792


------------------------


(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.



DEAN WITTER CAPITAL APPRECIATION FUND



NAME OF INDEPENDENT TRUSTEE                                                         AGGREGATE COMPENSATION FROM THE FUND
----------------------------------------------------------------------------------  -------------------------------------
Michael Bozic.....................................................................                $   1,800
Edwin J. Garn.....................................................................                    1,850
John R. Haire.....................................................................                    3,950
Dr. Manuel H. Johnson.............................................................                    1,800
Michael E. Nugent.................................................................                    1,800
John L. Schroeder.................................................................                    1,800



DEAN WITTER CAPITAL GROWTH SECURITIES



                                         FUND COMPENSATION                   ESTIMATED RETIREMENT BENEFITS
                                   ------------------------------  -------------------------------------------------
                                                    RETIREMENT         ESTIMATED                         ESTIMATED
                                                     BENEFITS       CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE      ACCRUED AS       OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION        FUND           RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     EXPENSES        (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  ---------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,750       $     393                10             50.0%       $     950
Edwin J. Garn....................        1,850             577                10             50.0              950
John R. Haire....................        3,900             372                10             50.0            2,343
Dr. Manuel H. Johnson............        1,800             240                10             50.0              950
Michael E. Nugent................        1,750             413                10             50.0              950
John L. Schroeder................        1,800             763                 8             41.7              792


------------------------


(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST



                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,750      $     399               10             50.0%       $     950
Edwin J. Garn....................        1,850            675               10             50.0              950
John R. Haire....................        3,850          4,576               10             50.0            2,343
Dr. Manuel H. Johnson............        1,800            268               10             50.0              950
Michael E. Nugent................        1,750            507               10             50.0              950
John L. Schroeder................        1,800            776                8             41.7              792


------------------------


(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.



DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES



                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,600      $     436               10             50.0%       $     950
Edwin J. Garn....................        1,650            746               10             50.0              950
John R. Haire....................        4,575          4,627               10             50.0            1,625
Dr. Manuel H. Johnson............        1,650            294               10             50.0              950
Michael E. Nugent................        1,600            558               10             50.0              950
John L. Schroeder................        1,600            854                8             41.7              792


------------------------


(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.



DEAN WITTER GLOBAL UTILITIES FUND



NAME OF INDEPENDENT TRUSTEE                                                         AGGREGATE COMPENSATION FROM THE FUND
----------------------------------------------------------------------------------  ------------------------------------
Michael Bozic.....................................................................              $      1,750
Edwin J. Garn.....................................................................                     1,850
John R. Haire.....................................................................                     3,750
Dr. Manuel H. Johnson.............................................................                     1,800
Michael E. Nugent.................................................................                     1,850
John L. Schroeder.................................................................                     1,850

DEAN WITTER HEALTH SCIENCES TRUST



                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,750      $     412               10             50.0%       $     950
Edwin J. Garn....................        1,850            698               10             50.0              950
John R. Haire....................        3,963          4,333               10             50.0            1,961
Dr. Manuel H. Johnson............        1,800            277               10             50.0              950
Michael E. Nugent................        1,700            523               10             50.0              950
John L. Schroeder................        1,800            802                8             41.7              792


------------------------


(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.



DEAN WITTER MID-CAP GROWTH FUND



NAME OF INDEPENDENT TRUSTEE                                                         AGGREGATE COMPENSATION FROM THE FUND
----------------------------------------------------------------------------------  -------------------------------------
Michael Bozic.....................................................................                $   1,800
Edwin J. Garn.....................................................................                    1,900
John R. Haire.....................................................................                    4,375
Dr. Manuel H. Johnson.............................................................                    1,850
Michael E. Nugent.................................................................                    1,700
John L. Schroeder.................................................................                    1,850



DEAN WITTER PRECIOUS METALS AND MINERALS TRUST



NAME OF INDEPENDENT TRUSTEE                                                         AGGREGATE COMPENSATION FROM THE FUND
----------------------------------------------------------------------------------  -------------------------------------
Michael Bozic.....................................................................                $   1,750
Edwin J. Garn.....................................................................                    1,850
John R. Haire.....................................................................                    3,900
Dr. Manuel H. Johnson.............................................................                    1,800
Michael E. Nugent.................................................................                    1,750
John L. Schroeder.................................................................                    1,800

DEAN WITTER STRATEGIST FUND



                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND   EXPENSES(1)     (MAXIMUM 10)      COMPENSATION    RETIREMENT(2)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,750      $     147               10             50.0%       $     950
Edwin J. Garn....................        1,850           (599)              10             50.0              950
John R. Haire....................        3,963          1,188               10             50.0            4,687
Dr. Manuel H. Johnson............        1,800           (415)              10             50.0              950
Michael E. Nugent................        1,700           (753)              10             50.0              950
John L. Schroeder................        1,800            281                8             41.7              792


------------------------


(1) These numbers reflect the effect of the combination of the net assets of Dean Witter Managed Assets Trust with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization.



(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.



DEAN WITTER UTILITIES FUND



                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND    EXPENSES       (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,800      $     381               10             50.0%       $     950
Edwin J. Garn....................        1,850            553               10             50.0              950
John R. Haire....................        3,950           (282)(2)            10            50.0            2,343
Dr. Manuel H. Johnson............        1,800            231               10             50.0              950
Michael E. Nugent................        1,800            396               10             50.0              950
John L. Schroeder................        1,800            736                8             41.7              792


------------------------


(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.



(2) This number reflects the effect of the extension of Mr. Haire's term as Trustee until June 1, 1998.

DEAN WITTER VALUE-ADDED MARKET SERIES/EQUITY PORTFOLIO



                                        FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                                   ----------------------------  -------------------------------------------------
                                                   RETIREMENT        ESTIMATED                         ESTIMATED
                                                    BENEFITS      CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE     ACCRUED AS      OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION       FUND          RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND   EXPENSES(1)     (MAXIMUM 10)      COMPENSATION    RETIREMENT(2)
---------------------------------  -------------  -------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,750      $     418               10             50.0%       $     950
Edwin J. Garn....................        1,850              4               10             50.0              950
John R. Haire....................        3,963          3,744               10             50.0            4,687
Dr. Manuel H. Johnson............        1,800           (159)              10             50.0              950
Michael E. Nugent................        1,750           (269)              10             50.0              950
John L. Schroeder................        1,850            815                8             41.7              792


------------------------


(1) These numbers reflect the effect of the combination of the net assets of Dean Witter Equity Income Trust with those of the Fund on April 18, 1994 pursuant to an Agreement and Plan of Reorganization.



(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.



    At such time as Dean Witter Balanced Growth Fund, Dean Witter Income Builder Fund and Dean Witter Information Fund have paid fees to the Independent Trustees for a full fiscal year, and assuming that during such fiscal year the applicable Fund holds the same number of Board and committee meetings as were held by the Dean Witter Funds during the calendar year ended December 31, 1996, it is estimated that the compensation paid to each Independent Trustee by each of these Funds during such fiscal year will be the amount shown in the following table:


                                                                                             AGGREGATE COMPENSATION FROM
NAME OF INDEPENDENT TRUSTEE                                                                     THE FUND (ESTIMATED)
-------------------------------------------------------------------------------------------  ---------------------------
Michael Bozic..............................................................................           $   1,900
Edwin J. Garn..............................................................................               1,900
John R. Haire..............................................................................               3,850
Dr. Manuel H. Johnson......................................................................               1,900
Michael E. Nugent..........................................................................               1,900
John L. Schroeder..........................................................................               1,900


    The following table illustrates the compensation paid to the Independent Trustees of the Funds for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                         FOR SERVICE AS    FOR SERVICE
                                                                          CHAIRMAN OF      AS CHAIRMAN
                                                                         COMMITTEES OF    OF COMMITTEES   TOTAL CASH
                                                                          INDEPENDENT          OF        COMPENSATION
                                   FOR SERVICE                             DIRECTORS/      INDEPENDENT   FOR SERVICES
                                  AS DIRECTOR OR      FOR SERVICE AS      TRUSTEES AND    TRUSTEES AND       TO 82
                                   TRUSTEE AND         TRUSTEE AND      AUDIT COMMITTEES      AUDIT       DEAN WITTER
                                 COMMITTEE MEMBER    COMMITTEE MEMBER      OF 82 DEAN     COMMITTEES OF  FUNDS AND 14
                                OF 82 DEAN WITTER      OF 14 TCW/DW          WITTER            14           TCW/DW
NAME OF INDEPENDENT TRUSTEE           FUNDS               FUNDS              FUNDS        TCW/DW FUNDS       FUNDS
------------------------------  ------------------  ------------------  ----------------  -------------  -------------
Michael Bozic.................      $  138,850                  --                 --              --     $   138,850
Edwin J. Garn.................         140,900                  --                 --              --         140,900
John R. Haire.................         106,400          $   64,283         $  195,450       $  12,187         378,320
Dr. Manuel H. Johnson.........         137,100              66,483                 --              --         203,583
Michael E. Nugent.............         138,850              64,283                 --              --         203,133
John L. Schroeder.............         137,150              69,083                 --              --         206,233

    The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 57 Dean Witter Funds (including eight of the Funds represented in this Proxy Statement) for the year ended December 31, 1996, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                               ESTIMATED CREDITED                  RETIREMENT BENEFITS   ESTIMATED ANNUAL
                                                    YEARS OF         ESTIMATED     ACCRUED AS EXPENSES    BENEFITS UPON
                                                   SERVICE AT        PERCENTAGE          BY ALL          RETIREMENT FROM
                                                   RETIREMENT       OF ELIGIBLE         ADOPTING           ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                       (MAXIMUM 10)      COMPENSATION          FUNDS              FUNDS(1)
---------------------------------------------  ------------------   ------------   -------------------   ----------------
Michael Bozic................................          10               50.0%            $20,147             $ 51,325
Edwin J. Garn................................          10               50.0              27,772               51,325
John R. Haire................................          10               50.0              46,952              129,550
Dr. Manuel H. Johnson........................          10               50.0              10,926               51,325
Michael E. Nugent............................          10               50.0              19,217               51,325
John L. Schroeder............................           8               41.7              38,700               42,771

------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.


    The persons named as attorneys-in-fact in the enclosed proxy have advised the Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving (if elected, Mr. Hedien's term will commence September 1, 1997). If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present

Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees. With respect to each Fund, the election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION.

     (3) APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES


    The Board of each Fund has approved, subject to Shareholder approval, a new investment policy that has the effect of modifying certain investment restrictions of the Funds so as to permit each Fund to convert to a master/ feeder structure. Under a master/feeder structure, the assets of mutual funds with common investment objectives and substantially the same investment policies are pooled together and, rather than being managed separately, are "fed" into a combined pool for portfolio management purposes. The individual pools are known as "feeder" funds and the combined pool is known as a "master" fund.


    Upon conversion to a master/feeder structure, a Fund would invest all of its assets in a corresponding master fund and hold only beneficial interests in the master fund. The master fund, in turn, would invest directly in individual securities of other issuers. The Fund would otherwise continue its normal operations. The Board of each Fund would retain the right to withdraw a Fund's investment from the master fund at any time it determined that it would be in the best interests of Shareholders; the Fund would then resume investing directly in individual securities of other issuers or invest in another master fund.

    As an investor in a master fund, a Fund would be entitled to vote in proportion to its relative interest in the master fund. Specifically, as to any issue on which Shareholders vote, a Fund would vote its interest in the master fund in proportion to the votes cast by its Shareholders. If there were other investors in the master fund, there could be no assurance that any issue that receives a majority of the votes cast by a Fund's Shareholders would receive a majority of votes cast by all master fund shareholders.

    Conversion to a master/feeder structure would only be authorized by the Board of a Fund if it determined such structure to be in the best interests of Shareholders. Should the Board authorize any such conversion, a Fund's prospectus and statement of additional information would be amended to reflect the Fund's conversion to a master/feeder structure and its Shareholders would be notified.

    While neither the Board nor InterCapital has determined that any Fund should participate in a master/feeder structure, the Trustees believe that the Funds should have the flexibility to implement such structure at a future date, if appropriate. At present, however, certain fundamental investment restrictions of each Fund would prevent the Fund from doing so without seeking Shareholder approval. For example, each Fund has fundamental investment restrictions which limit the extent to which the Fund may invest in other investment companies or in any one issuer. As such, a vote of a Fund's Shareholders would be required before a Fund could participate in a master/feeder structure. In the interest of efficiency and to eliminate the costs associated with a future proxy statement that would be necessary to modify these investment restrictions, the Board of each Fund recommends that Shareholders vote to modify the Fund's investment restrictions by adding the following new investment policy:

       "Notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund."

REQUIRED VOTE

    To become effective, the proposed changes to each Fund's investment restrictions must be approved by the vote of a majority of the outstanding voting securities of the respective Fund. As indicated earlier, the "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the respective Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES.

     (4) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Trustees have unanimously selected the firm of Price Waterhouse LLP ("Price Waterhouse") as each Fund's independent accountants for the fiscal year-ends indicated below next to the name of the Fund:

FUND                                                                                                FISCAL YEAR ENDING
------------------------------------------------------------------------------------------------  ----------------------
Dean Witter American Value Fund.................................................................  December 31, 1997
Dean Witter Balanced Growth Fund................................................................  January 31, 1998
Dean Witter Capital Appreciation Fund...........................................................  November 30, 1997
Dean Witter Capital Growth Securities...........................................................  October 31, 1997
Dean Witter Developing Growth Securities Trust..................................................  September 30, 1997
Dean Witter Global Dividend Growth Securities...................................................  March 31, 1998
Dean Witter Global Utilities Fund...............................................................  February 28, 1998
Dean Witter Health Sciences Trust...............................................................  July 31, 1997
Dean Witter Income Builder Fund.................................................................  September 30, 1997
Dean Witter Information Fund....................................................................  March 31, 1998
Dean Witter Mid-Cap Growth Fund.................................................................  May 31, 1997
Dean Witter Precious Metals and Minerals Trust..................................................  October 31, 1997
Dean Witter Strategist Fund.....................................................................  July 31, 1997
Dean Witter Utilities Fund......................................................................  December 31, 1997
Dean Witter Value-Added Market Series/Equity Portfolio..........................................  June 30, 1997

    The selection of Price Waterhouse is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse has been the independent accountants for each of the Funds since its inception, and has no direct or indirect financial interest in the Funds.

    A representative of Price Waterhouse is expected to be present at the Meeting and will be available to make a statement, and to respond to appropriate questions of Shareholders.

    Ratification of the selection of Price Waterhouse requires the approval of a majority of the shares of each Fund represented and entitled to vote at the Meeting.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND RATIFY THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Funds do not hold regular shareholders' meetings. Proposals of Shareholders of any Fund intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    EACH FUND'S MOST RECENT ANNUAL REPORT FOR THE FUND'S MOST RECENT FISCAL YEAR AND, IN THE CASE OF DEAN WITTER BALANCED GROWTH FUND, DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES, DEAN WITTER GLOBAL UTILITIES FUND, DEAN WITTER INFORMATION FUND AND DEAN WITTER MID-CAP GROWTH FUND, THE SUCCEEDING SEMI-ANNUAL REPORT, HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DWTC, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL
FREE)).

                          INTEREST OF CERTAIN PERSONS

    DWDC, DWR, the Investment Manager, DWSC, the Distributor and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

    The management of the Funds knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                                  By Order of the Boards of
                                          Trustees

                                                  BARRY FINK
                                                  SECRETARY

                                                                      APPENDIX A

                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

    AGREEMENT made as of the [   ] day of [          ], 1997, by and between
Dean Witter [          ], an unincorporated business trust organized under the
laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

    WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

    WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

    WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

    Now, Therefore, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

     1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

     2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

     3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

     4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rate[s]
to the Fund's daily net assets: [          ].* Except as hereinafter set forth,
compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for

------------------------
*See pages 8 and 9 of the Proxy Statement for a table setting forth the management fee rate(s) applicable to each Fund.

that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

    Subject to the provisions of paragraph 7 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

    For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     8. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     9. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

    10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

    12. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    13. The Investment Manager and the Fund each agree that the name "Dean Witter," which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment Manager or its parent, Morgan Stanley, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter," or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

    14. The Declaration of Trust establishing Dean Witter [          ], dated
[          ], a copy of which, together with all amendments thereto (the
"Declaration"), is on file in the office of the Secretary of the Commonwealth of
Massachusetts, provides that the name Dean Witter [          ] refers to the
Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Dean
Witter [          ] shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or
otherwise, in connection with the affairs of said Dean Witter [          ], but
the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER [          ]

                                          By
                                          ......................................

Attest:

 .....................................

                                          DEAN WITTER INTERCAPITAL INC.

                                          By
                                          ......................................

Attest:

 .....................................

                                                                      APPENDIX B

    InterCapital serves as investment manager to the Funds and the other investment companies listed below which have similar investment objectives to those of the Funds. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fee rate(s) applicable to such investment company.


                                                                                                  CURRENT INVESTMENT MANAGEMENT
                                                                                  NET ASSETS AS    FEE RATE(S) AS A PERCENTAGE
                                                                                   OF 03/12/97            OF NET ASSETS
                                                                                 ---------------  -----------------------------
       1.  DEAN WITTER AMERICAN VALUE FUND.....................................  $ 3,370,632,376  0.625% on assets up to $250 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $2.5
                                                                                                  billion
       2.  DEAN WITTER BALANCED GROWTH FUND....................................  $   125,426,874  0.60%
       3.  DEAN WITTER CAPITAL APPRECIATION FUND...............................  $   323,927,003  0.75%
       4.  DEAN WITTER CAPITAL GROWTH SECURITIES...............................  $   505,754,103  0.65% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $1.5
                                                                                                  billion
       5.  DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST......................  $   726,490,573  0.50% on assets up to $500
                                                                                                  million and 0.475% on assets
                                                                                                  over $500 million
       6.  DEAN WITTER DIVIDEND GROWTH SECURITIES INC..........................  $13,188,289,520  0.625% on assets up to $250 million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $10 billion
       7.  DEAN WITTER EUROPEAN GROWTH FUND INC................................  $ 1,509,995,436  1.00% on assets up to $500 million and 0.95% on assets
                                                                                                  over $500 million (of which
                                                                                                  40% is paid to a Sub-Adviser)
       8.  DEAN WITTER FINANCIAL SERVICES TRUST................................  $   154,411,700  0.75%
       9.  DEAN WITTER GLOBAL ASSET ALLOCATION FUND............................  $    64,921,778  1.00% (of which 60% is paid
                                                                                                  to two Sub-Advisers)
      10.  DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES.......................  $ 3,065,931,979  0.75% on assets up to $1 billion, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.675% on assets over $2.5
                                                                                                  billion
      11.  DEAN WITTER GLOBAL UTILITIES FUND...................................  $   354,011,304  0.65%
      12.  DEAN WITTER HEALTH SCIENCES TRUST...................................  $   463,792,920  1.00% on assets up to $500
                                                                                                  million and 0.95% on assets
                                                                                                  over $500 million
      13.  DEAN WITTER INCOME BUILDER FUND.....................................  $   245,689,401  0.75%
      14.  DEAN WITTER INFORMATION FUND........................................  $   239,136,659  0.75%
      15.  DEAN WITTER INTERNATIONAL SMALLCAP FUND.............................  $   109,461,789  1.25% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
      16.  DEAN WITTER JAPAN FUND..............................................  $   193,493,375  1.0% (of which 40% is paid to
                                                                                                  a Sub-Adviser)
      17.  DEAN WITTER MARKET LEADER TRUST.....................................  $       100,000  0.75% (1)
      18.  DEAN WITTER MID-CAP GROWTH FUND.....................................  $   409,527,028  0.75%
      19.  DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.............      255,182,300
                                                                                 $                0.625% on assets up to $250
                                                                                                  million and 0.50% on assets
                                                                                                  over $250 million

                                                                                                  CURRENT INVESTMENT MANAGEMENT
                                                                                  NET ASSETS AS    FEE RATE(S) AS A PERCENTAGE
                                                                                   OF 03/12/97            OF NET ASSETS
                                                                                 ---------------  -----------------------------
      20.  DEAN WITTER PACIFIC GROWTH FUND INC.................................  $ 1,504,922,981  1.00% on assets up to $1 billion and 0.95% on assets
                                                                                                  over $1 billion (of which 40%
                                                                                                  is paid to a Sub-Adviser)
      21.  DEAN WITTER PRECIOUS METALS AND MINERALS TRUST......................  $    59,639,235  0.80%
      22.  DEAN WITTER SPECIAL VALUE FUND......................................  $   246,216,395  0.75%
      23.  DEAN WITTER STRATEGIST FUND.........................................  $ 1,435,020,832  0.60% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $1.5
                                                                                                  billion
      24.  DEAN WITTER UTILITIES FUND..........................................  $ 2,517,911,689  0.65% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.425% on assets over $5
                                                                                                  billion
      25.  DEAN WITTER VALUE-ADDED MARKET SERIES...............................  $ 1,232,708,381  0.50% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.425% on assets over $1
                                                                                                  billion
      26.  DEAN WITTER WORLD WIDE INVESTMENT TRUST.............................  $   438,134,738  1.0% on assets up to $500
                                                                                                  million and 0.95% on assets
                                                                                                  over $500 million (of which
                                                                                                  40% is paid to a Sub-Adviser)
      27.  DEAN WITTER RETIREMENT SERIES:
           (A) AMERICAN VALUE SERIES...........................................  $    44,710,329  0.85% (2)
           (B) CAPITAL GROWTH SERIES...........................................  $     2,753,853  0.85% (2)
           (C) DIVIDEND GROWTH SERIES..........................................  $    92,596,787  0.75% (2)
           (D) GLOBAL EQUITY SERIES............................................  $    16,316,755  1.00% (2)
           (E) STRATEGIST SERIES...............................................  $    22,235,461  0.85% (2)
           (F) UTILITIES SERIES................................................  $     5,890,044  0.75% (2)
           (G) VALUE-ADDED MARKET SERIES.......................................  $    19,935,888  0.50% (2)

      28.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
           (A) AMERICAN VALUE PORTFOLIO........................................  $   142,691,109  0.625%
           (B) BALANCED PORTFOLIO..............................................  $    46,432,529  0.75% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (C) CORE EQUITY PORTFOLIO...........................................  $    22,871,602  0.85% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (D) DEVELOPING GROWTH PORTFOLIO.....................................  $    62,776,199  0.50%
           (E) DIVIDEND GROWTH PORTFOLIO.......................................  $   313,542,513  0.625%
           (F) EMERGING MARKETS PORTFOLIO......................................  $    21,698,779  1.25% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (G) GLOBAL EQUITY PORTFOLIO.........................................  $    68,541,265  1.00%
           (H) MID-CAP GROWTH PORTFOLIO........................................  $     3,805,149  0.75% (3)
           (I) UTILITIES PORTFOLIO.............................................  $    36,684,324  0.65%
           (J) VALUE-ADDED MARKET PORTFOLIO....................................  $    87,489,055  0.50%

      29.  DEAN WITTER VARIABLE INVESTMENT SERIES:*
           (A) CAPITAL APPRECIATION PORTFOLIO..................................  $     8,143,548  0.75% (4)
           (B) CAPITAL GROWTH PORTFOLIO........................................  $    94,830,181  0.65%
           (C) DIVIDEND GROWTH PORTFOLIO.......................................  $ 1,411,963,686  0.625% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $1
                                                                                                  billion
           (D) EQUITY PORTFOLIO................................................  $   582,707,983  0.50% on assets up to $1
                                                                                                  billion and 0.475% on assets
                                                                                                  over $1 billion

                                                                                                  CURRENT INVESTMENT MANAGEMENT
                                                                                  NET ASSETS AS    FEE RATE(S) AS A PERCENTAGE
                                                                                   OF 03/12/97            OF NET ASSETS
                                                                                 ---------------  -----------------------------
           (E) EUROPEAN GROWTH PORTFOLIO.......................................  $   327,394,722  1.00% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (F) GLOBAL DIVIDEND GROWTH PORTFOLIO................................  $   361,396,602  0.75%
           (G) INCOME BUILDER PORTFOLIO........................................  $     8,047,838  0.75% (4)
           (H) PACIFIC GROWTH PORTFOLIO........................................  $   136,946,030  1.00% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (I) STRATEGIST PORTFOLIO............................................  $   446,279,938  0.50%
           (J) UTILITIES PORTFOLIO.............................................  $   423,303,421  0.65% on assets up to $500
                                                                                                  million and 0.55% on assets
                                                                                                  over $500 million


------------------------------

* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.


(1) InterCapital has undertaken to assume all operating expenses of Dean Witter Market Leader Trust (except for any 12b-1 fees and brokerage fees) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until six months from that company's commencement of operations. Dean Witter Market Leader Trust is expected to commence operations on or about April 28, 1997.


(2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

(3) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Mid-Cap Growth Portfolio of Dean Witter Select Dimensions Investment Series and to waive the compensation provided for that Portfolio in its investment management agreement with the company.

(4) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the respective Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Income Builder Portfolio and the Capital Appreciation Portfolio of Dean Witter Variable Investment Series and to waive the compensation provided for each of these Portfolios in its investment management agreement with that company.

                           DEAN WITTER AMERICAN VALUE FUND
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter American Value Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:




                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT

2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder




    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.



                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                           DEAN WITTER AMERICAN VALUE FUND

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                           DEAN WITTER BALANCED GROWTH FUND
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Balanced Growth Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT


2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder




    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.



                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.
                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                           DEAN WITTER BALANCED GROWTH FUND

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                        DEAN WITTER CAPITAL APPRECIATION FUND
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Capital Appreciation Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:


                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT

2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.



                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                        DEAN WITTER CAPITAL APPRECIATION FUND

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                        DEAN WITTER CAPITAL GROWTH SECURITIES
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Capital Growth Securities on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT

2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.

                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                        DEAN WITTER CAPITAL GROWTH SECURITIES

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                    DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Developing Growth Securities Trust on May 21, 1997, at 10:00 a.m.,
New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT

2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder



    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.


                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                    DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                     DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Global Dividend Growth Securities on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:


                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT

2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder



    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.


                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                     DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                           DEAN WITTER GLOBAL UTILITIES FUND
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Global Utilities Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:


                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                     FOR  WITHHOLD   EXCEPT

2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder



    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.



                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                           DEAN WITTER GLOBAL UTILITIES FUND

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                          DEAN WITTER HEALTH SCIENCES TRUST
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Health Sciences Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:


                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT


2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder



    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.


                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                          DEAN WITTER HEALTH SCIENCES TRUST

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                           DEAN WITTER INCOME BUILDER FUND
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Income Builder Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT

2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder



    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.


                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                           DEAN WITTER INCOME BUILDER FUND

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                             DEAN WITTER INFORMATION FUND
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Information Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT

2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder



    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.


                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                             DEAN WITTER INFORMATION FUND

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                           DEAN WITTER MID-CAP GROWTH FUND
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Mid-Cap Growth Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT
2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.

                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                           DEAN WITTER MID-CAP GROWTH FUND

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                    DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Precious Metals and Minerals Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT

2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.

                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                    DEAN WITTER PRECIOUS METALS AND MINERALS TRUST

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                             DEAN WITTER STRATEGIST FUND
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Strategist Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT
2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.

                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                             DEAN WITTER STRATEGIST FUND

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                              DEAN WITTER UTILITIES FUND
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Utilities Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT
2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.

                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                              DEAN WITTER UTILITIES FUND

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

               DEAN WITTER VALUE-ADDED MARKET SERIES, EQUITY PORTFOLIO
                                        PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Value-Added Market Series, Equity Portfolio on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES
    AS IN THE EXAMPLE
    USING BLACK OR
    BLUE INK

                                                      FOR  AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /    / /       / /
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                     FOR ALL
                                                      FOR  WITHHOLD   EXCEPT
2.  Election of Trustees:                             / /    / /       / /
    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire,
    Wayne E. Hedien, Manuel H. Johnson,
    Michael E. Nugent, Philip J. Purcell,
    John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY
    PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT''
    BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.

                                                      FOR  AGAINST   ABSTAIN
3.  Approval of New Investment Policy                 / /    / /       / /
    with respect to investments in certain
    other investment companies.

                                                      FOR  AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /    / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                     Date
                                                             -------------------

---------------------------------------      -----------------------------------

Shareholder sign in the box above        Co-Owner (if any) sign in the box above
--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



               DEAN WITTER VALUE-ADDED MARKET SERIES, EQUITY PORTFOLIO

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.